EXHIBIT 10.1
                                                                    ------------

                            SHARE PURCHASE AGREEMENT


Agreement dated the 24th day of February 2003, among Jeffrey Black, acting as an individual ("SELLER"), Indiginet, Inc., a Florida Corporation ("Company") and Mark Ellis, an individual ("BUYER").

                                   WITNESSETH:

WHEREAS, SELLER owns 271,000,000 of the 374,500,000 issued and outstanding shares (the "Acquired Shares") of the Company, no par value per share (photocopies of the share certificates are included in Exhibits;

WHEREAS, SELLER wishes to sell the Shares to BUYER and BUYER wishes to purchase the Acquired Shares from SELLER;

WHEREAS, the Company wishes to facilitate the purchase of the Acquired Share;

NOW, THEREFORE, in consideration of the foregoing, and the following mutual covenants and agreements, the parties do hereby agree as follows:

1. PURCHASE OF SHARES. The Purchaser does hereby agree to purchase the Acquired Shares, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions. The Seller does hereby agree to sell the Acquired Shares to the Purchaser. The Acquired Shares shall be conveyed to the Purchaser contemporaneously with the execution of this Agreement by the Seller.

2. PURCHASE PRICE. The purchase price (the "Purchase Price") to be paid by the Purchaser to the Seller for the Acquired Shares shall be:

     a.   A cash payment of $20,000 to be paid as follows:

          i.   $10,000 directly to Seller; on signing of this agreement.

          ii. $10,000 directly to the Company's independent Auditor, on signing of this agreement.

     b. A consulting agreement executed between the Purchaser and Seller in the form described in EXHIBIT A attached hereto and incorporated herein by reference for all purposes (the " Seller Consulting Agreement");

3. REPRESENTATIONS AND WARRANTIES OF THE SELLER AND COMPANY. The Seller and Company represent and warrant as follows:

     a. OWNERSHIP OF THE ACQUIRED SHARES. The Seller is the sole record owner of the Acquired Shares and is duly authorized and empowered to and has executed and delivered to the Purchaser good, absolute and indefeasible title to the Acquired Shares being sold to the Purchaser hereunder, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions.

     b. RECORDS. The books of account and minute books of the Company are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

     c. CORPORATE STANDING. The Company is duly incorporated and validly existing under the laws of the State of Florida; the Company is duly qualified to conduct business in all jurisdictions where it is required to qualify; each of SELLER and the Company has the corporate power and authority to execute, deliver and perform this Agreement and any other agreement or document executed by either of them under or in connection with this Agreement; and each has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and any such other agreement or document. This Agreement constitutes, and any such other agreement or document when


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          executed will constitute, the legal, valid and binding obligations of
          SELLER and the Company enforceable against SELLER and the Company in accordance with their respective terms.

     d. NO VIOLATION OF LAW. Neither the execution nor delivery of this Agreement nor the transactions contemplated herein, nor compliance with the terms and conditions of this Agreement will:

          (i) contravene any provision of law or any statute, decree, rule or regulation binding upon SELLER or the Company or contravene any judgment, decree, franchise, order or permit applicable to SELLER or the Company; or

          (ii) conflict with or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default (with or without the giving of notice or passage of time or both) under the Articles of Incorporation or By-Laws of SELLER or the Company or any agreement or other instrument to which SELLER or the Company is a party or by which either is bound, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the assets, rights, contracts or other property of the Company.

     e. FINANCIAL STATEMENTS. The unaudited financial statements of the Company as at September 30, 2002 including profit and loss statements for the periods then ended as of these dates, as set forth in EXHIBIT B hereto (the "Financial Statements"), present fairly, in the case of the profit and loss statements, the results of operations of the Company for the fiscal periods then ended, and in the case of the balance sheets, the financial condition of the Company at said dates.

     f. TAXES. The Company has filed all tax returns, which it has been required to file and has paid all taxes and interest and penalties, if any, which it has been required to pay. The Company has made provision sufficient to satisfy any and all accrued tax liabilities.

     g. RIGHTS. Apart from the Company Assets and other assets set forth in the Financial Statements, the Company has no assets, rights or other property except as otherwise stated herein.

     h. TITLE. None of the Company Assets (i) violates or infringes any contract, copyright, trademark, service mark, right of privacy, patent or other right, or (ii) contains any material which the Company is not duly authorized to use, or (iii) misuses or misappropriates any trade secret or confidential or proprietary information.

     i. LITIGATION. There is no litigation or arbitration or administrative proceeding or claim asserted, pending or threatened respecting or involving the Company, the business of the Company or any of the Company Assets or other assets of the Company save for those listed on Exhibit J.

     j. COMPLIANCE. There is no order, writ, injunction or decree of any court, government or governmental agency or any arbitration award affecting the Company, the business of the Company or any of the Company Assets or other assets of the Company. The Company and its assets and operations are in compliance with all applicable laws, rules, regulations and ordinances.

     k. EMPLOYEES. EXHIBIT C hereto contains a list of all the officers, directors, employees and agents of the Company, their salaries and other compensation arrangements; the Company has no other obligations for salary or compensation, except as listed in EXHIBIT I.

     l. BENEFIT PLANS. EXHIBIT D hereto contains true and complete copies of all health, pension, retirement, profit sharing and deferred compensation arrangements maintained by the Company. All of these are in compliance with all applicable laws, rules and regulations.

     m. BANK ACCOUNTS. EXHIBIT E hereto contains a list of all the banks at which the Company has accounts and the authorized signatories on such accounts.


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     n.   EXHIBIT F hereto contains a description of all insurance's maintained by the Company; no default exists with respect to any of such insurance's and all of such insurance's are in full force and effect.

     o. EQUITY. There is no option, warrant, privilege, or other right outstanding with respect to any unissued shares of the Company, whether treasury shares or otherwise, and there is no option, warrant, privilege or other right outstanding with respect to any of the Shares; the Seller has issued and outstanding 375,671,000 shares of common stock, no par value per share; there are no other shares of the Company outstanding; the Company is only authorized to issue 500,000,000 shares of common stock with no par value of per share and 15,000,000 shares of preferred stock with no par;

     p. NO AUTHORIZATION. No authorization, consent or approval of, or exemption by, any governmental, judicial or public body or authority of or in any state is required to authorize, or is required in connection with (i) the execution, delivery and performance by SELLER of this Agreement, or (ii) any of the transactions contemplated by this Agreement, or (iii) any of the certificates, instruments or other agreements executed by SELLER in connection with this Agreement, or
          (iv) the taking of any action by Purchaser;

     q. ARTICLES AND BY-LAWS. EXHIBITS G and H hereto contain, respectively, true and complete copies of the Articles of Incorporation and By-Laws of the Company, and the same have not been amended and are in full force and effect;

     r. NO UNTRUE STATEMENTS. No representation or warranty by the Seller or Company in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

     s. RELIANCE. The foregoing representations and warranties are made by the Seller and Company with the knowledge and expectation that the Purchaser is placing complete reliance thereon.


4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchase represents and warrants the following:

     a. NO UNTRUE STATEMENTS. No representation or warranty by the Seller or Company in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading;

     b. RELIANCE. The foregoing representations and warranties are made by the Purchaser with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

5. SURVIVAL OF WARRANTIES. All representations, covenants, warranties and agreements made by the parties in this Agreement or in any agreement, document, statement or certificate furnished hereunder or in connection with the negotiation, execution and performance of this Agreement shall survive the date of this Agreement and any instrument delivered as described herein. Notwithstanding any investigation or audit conducted before or after the date hereof or the decision of any party to complete the sale and purchase described herein, each party shall be entitled to rely upon the representations, covenants, warranties and agreements set forth herein and therein.

6. NO BROKERS. Each of the parties represents and warrants to the other parties that all negotiations relative to this Agreement have been carried on by such party directly and without the intervention of any person, firm, corporation or entity who or which may be entitled to any brokerage or finder's fee or other commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, and each party shall indemnify and hold harmless all of the other parties hereto against any and all claims, losses, liabilities or expenses which


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     may be asserted against any such other party as a result of the dealings, arrangements or agreements of such party or any of its affiliates with any such person, firm, corporation or entity.

7. INDEMNIFICATION BY THE SELLER AND COMPANY. The Seller and Company agree to indemnify and hold harmless the Purchaser against and in respect to all damages (as hereinafter defined) in excess of $5,000.00. Damages, as used herein shall include any claim, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to the Purchaser from any inaccurate representation made by or on behalf of the Seller and Company in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of the Seller or Company in or pursuant to this Agreement, or breach or default in the performance by the Seller or Company of any of the obligations to be performed by them hereunder. All claims, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damages accurately disclosed in EXHIBIT I are excluded from this provision.

     a. Notwithstanding the scope of the representations and warranties of the Seller and Company herein, or of any individual representation or warranty, or any disclosure to the Purchaser herein or pursuant hereto, or the definition of damages contained in the preceding sentence, or the Purchaser's knowledge of any fact or facts at or prior to the date hereof, damages shall also include: all debts, liabilities, and obligations of any nature whatsoever (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of the Company, as of the date hereof not reflected in any exhibit furnished hereunder, whether known or unknown by the Seller or Company; all claims, actions, demands, losses, costs, expenses, and liabilities resulting from any litigation from causes of action arising prior to the date hereof involving the Company or any shareholders thereof other than the Seller, whether or not disclosed to the Purchaser; all claims, actions, demands, losses, costs, expenses, liabilities and penalties resulting from the Seller's failure to own or possess, and have good title to all of the Acquired Shares to be acquired by the Purchaser hereunder; all claims, actions, demands, losses, costs, expenses, liabilities or penalties resulting from the failure of the Seller or Company in any respect to perform any obligation required by them to be performed at or prior to the date hereof, or by reason of any default of the Seller or Company at the date hereof, under any of the contracts, agreements, leases, documents, or other commitments to which they, or either of them, are a party or otherwise bound or affected; and all losses, costs, and expenses (including without limitation all fees and disbursements of counsel) relating to damages.

     b. The Seller or Company, or any of them, shall reimburse and/or pay on behalf of the Purchaser on demand for any payment made or required to be made by the Purchaser at any time after the date hereof based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates. The Purchaser shall give the Seller or Company written notice within 30 days after notification of any litigation threatened or instituted against the Purchaser which might constitute the basis of a claim for indemnity by the Purchaser against the Seller or Company, or any of them.

     c. Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this section shall expire four years after the date hereof, except in the case of the proven fraud by the Seller or Company as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire four years after the discovery of such fraud.

8. INDEMNIFICATION BY THE PURCHASER. The Purchaser agrees to indemnify and hold harmless the Seller or Company, jointly and severally, against and in respect to all damages incurred by the Seller or Company, or any of them, after the date hereof and arising out of the transactions hereunder for which the Purchaser has been determined liable based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions to which the Purchaser is a party, in respect to the damages to which the foregoing indemnity relates. Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire four


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     years after the date hereof, except in the case of the proven fraud by the
     Purchaser hereunder as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire four years after the discovery of such fraud.

9. CONTRACTUAL CONSENTS NEEDED. The parties to this Agreement have delivered to each other all consents required for the consummation of the transactions contemplated by this Agreement from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

10.  DELIVERIES BY THE SELLER AND COMPANY.

     a. The Acquired Shares, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions, except as may be otherwise permitted hereunder;

     b.   The Seller Consulting Agreement;

     c. The certified copies of the various corporate resolutions of the Company as described in Paragraph 3(e) hereof;

     d. Company shall provide a list of all outstanding liabilities in EXHIBIT I hereto;

     e. Company shall provide a certificate of good standing within the state of Florida;

     f. Any other document which may be necessary to carry out the intent of this Agreement.

11.  DELIVERIES BY THE PURCHASER.

     a.   The Seller Consulting Agreement;

     b.   $20,000 in cash;

     c. and any other document which may be necessary to carry out the intent of this Agreement.

12.  COVENANTS OF THE PURCHASER.

     a. Securities Exchange Commission (SEC) filings. The Company's 10-KSB is due on or about March 31, 2003 and must be timely filed by the Purchaser. The Purchaser acknowledges, as a condition precedent to closing the Purchaser must pay for this audit. The Purchaser will complete the December 31, 2002 10-KSB within in the 90 days allowed by the SEC.

13.  COVENANTS OF THE SELLER.

     a. Securities Exchange Commission (SEC) filings. The Company's 10-KSB is due on or about March 31, 2003 and must be timely filed by the Purchaser. The Seller and Company acknowledge that the SEC filings are currently delinquent. The Seller and Company acknowledge that the Purchaser will complete the December 31, 2002 10-KSB within in the 90 days allowed by the SEC. The Seller and Purchaser will provide any necessary assistance to complete the 10-KSB.

     b. Prior to the Closing, the Company will continue to conduct, and SELLER will cause the Company to continue to conduct, its business in accordance with the Company's normal and past practices.

     c. Prior to the Closing, the Company will not do, and SELLER will not permit the Company to do, any of the following without BUYER's prior written consent.


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          i.   issue any shares, or issue any rights or privileges to acquire any shares or other securities of the Company, or issue any other securities;

          ii.  change the nature of its business;

          iii. declare or pay any dividend or make any other distribution or payment in respect of any of its shares or purchase or redeem any of its shares;

          iv. merge or consolidate with any corporation or other entity or liquidate or dissolve;

          v. adopt or agree to adopt any plan providing for its reorganization;

          vi. make any loan or other extension of credit or issue any guaranty or otherwise incur any contingent liability [except for extensions of credit not exceeding thirty (30) days to trade creditors in accordance with past practices and in the normal course of business;

          vii. sell, pledge, transfer, assign or grant a security interest in any of its assets, property, contracts or rights;

          viii. enter into or terminate any contract;

          ix.  employ anyone or terminate anyone's employment;

          x. pay any compensation other than the current monthly payroll, raise or agree to raise anyone's compensation, or pay or agree to pay any bonus or other special compensation.


14. NOTICES. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     a.   if to SELLER:

               Jeffrey Black
               8912 East Pinnacle Peak Road
               F-8, PMB 445
               Scottsdale, AZ 8525

     b.   if to the Purchaser:

               Mark Ellis at
               4 Park Plaza,
               Suite 800,
               Irvine, California 92614

     c.   and if to the Company:

               Jeffrey Black
               8912 East Pinnacle Peak Road
               F-8, PMB 445
               Scottsdale, AZ 85255

15. LEGAL CONSTRUCTION. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.


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16.  ATTORNEY'S FEES. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable counsel's fees and costs of court incurred by the other parties hereto.

17. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

18. INVALIDITY. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

19. HEADINGS. The headings used in this Agreement are for convenience and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

20. PUBLIC ANNOUNCEMENTS. Except as otherwise required by law, no public announcements shall be made by any party regarding the transactions contemplated hereby without the prior approval of the other parties, which approval shall not be unreasonably withheld.

21. CONTROLLING AGREEMENT. In the event of any conflict between the terms of this Agreement or the any other agreement described herein, the terms of this Agreement shall control.

22. NO THIRD-PARTY BENEFICIARY. Any agreement to pay an amount and any assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and permitted assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

23. BENEFIT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

24. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the State of Arizona, and all obligations hereunder shall be deemed performable in Maricopa County, Arizona.

25. PERFECTION OF TITLE. The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

26. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

27. WAIVER. No course of dealing on the part of any party hereto or its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

28. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or


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     individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

29. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

30. ENTIRE AGREEMENT. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. This Agreement supersedes any written or oral agreement between the parties. No party hereto is relying on any oral statements or representations of any other party, or any officer, director, agent, stockholder or employee of another party.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                    Indiginet, Inc.



                                    By  /s/ Jeffrey Black
                                      ------------------------------------------
                                        Jeffery Black, Director and Secretary


                                    By  /s/ Jeffrey Black
                                      ------------------------------------------
                                        Jeffery Black


                                    By  /s/ Mark Ellis
                                      ------------------------------------------
                                        Mark Ellis







Attachments:
-----------
Exhibit A - Seller Consulting Agreement
Exhibit B - Unaudited Financial Statements for Indigitnet, Inc.
Exhibit C - List of all Indigitnet, Inc. Officers and Directors
Exhibit D - List of all health, Pension, Retirement, Profit Sharing and Deferred
            Compensation  Plans
Exhibit E - List of all Bank Accounts
Exhibit F - List and copies of all Insurance Policies
Exhibit G - Indiginet, Inc. Articles of Incorporation
Exhibit H - Indiginet, Inc. By-Laws
Exhibit I - List of all Indiginet, Inc. Outstanding Liabilities
Exhibit J - List of Litigation







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